Statements of Net Assets Available for Benefits - EBP-001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan's interest in Master Trust	$ 28,284,292	$ 24,665,949
Investments - at fair value	1,463,160	1,419,100
Receivables
Notes Receivable from Participants	576,409	535,305
Net Assets Available for Benefit	$ 30,323,861	$ 26,620,354